Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nicholas Kovacevich, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Greenlane Holdings, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2022	/s/ NICHOLAS KOVACEVICH
Nicholas Kovacevich
Chief Executive Officer
(Principal Executive Officer)